================================================================================

                               Smith Barney
                               Arizona
                               Municpals
                               Fund Inc.

                               Annual Report

                               May 31, 1998


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                               Investing for your future.
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================================================================================

Smith Barney               [PHOTO]                  [PHOTO]
Arizona
Municipals
Fund Inc.


                           HEATH B.                 LAWRENCE T.
                           MCLENDON                 MCDERMOTT

                           Chairman                 Vice President and
                                                    Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Arizona Municipals Fund Inc. ("Fund") for the period ended May 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the period ended May 31, 1998, the Class A shares of the Fund posted a total return of 9.00%. In comparison, the average for Arizona tax-exempt funds was 8.73% for the same period according to Lipper Analytical Services, Inc. (Lipper is a major independent fund-tracking organization.) For performance information on the Fund's other share classes, please turn to page four.

During the twelve months covered by this report, the Fund distributed income dividends totaling $0.52 and a capital gain distribution of $0.05 per Class A share. Based on its net asset value ("NAV") of $10.54 as of May 31, 1998 and current monthly dividend rate of $0.0425 per share, this equates to annualized distribution rate of 4.84%. For an Arizona State resident in the combined federal and state tax bracket of 39.58%, the tax-free yield of 4.84% is equivalent to a taxable yield of 8.01%. (This figure assumes an investor is in the 36% federal income tax bracket.)

Market and Economic Overview

Interest rates continued to decline overall during the course of the reporting period. However, the bond markets did experience volatility as investors responded to a conflicting combination of low inflation and falling unemployment. The Federal Reserve Board ("Fed") last raised the federal-funds rate by 0.25% in March 1997, but has since chosen to remain on the sidelines.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      1

(The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) However, the persistent strength of the U.S. economy heightened fears among many investors that the Fed would raise short-term interest rates.

Since the end of October, one of the dominant themes in the financial markets has been the Asian financial crisis and the extent of the impact it will have on the U.S. economy. We expect at least a modest dampening effect on growth in the first part of the year with inflation continuing to trend lower in spite of wage pressures resulting from an extremely tight labor market.

Since Asia's problems surfaced last summer, many investors have gravitated to "safe haven" investments such as U.S. Treasurys. Foreign investors, who have nothing to gain by investing in municipal bonds since they are not eligible to reap the benefits of tax-exempt bond funds, have been big buyers of U.S. Treasury notes and bonds lately.

Arizona Economic Highlights

Arizona continued to be one of the fastest-growing states during the reporting period. Job growth in the major urban areas of Arizona has been impressive. The North American Free Trade Agreement ("NAFTA") has helped the state by opening up major markets for Arizona-made goods. In addition, Arizona's high technology industries have increased their presence in the state and that has helped to broaden the diversification of its economy.

Because of the large amount of state issuance the market for Arizona bonds has become less expensive relative to the national market and we think Arizona bonds are currently very attractive. During the reporting period, the Fund focussed on two specific issues -- the city of Mesa and the Phoenix Civic Center. We favored these bonds because of their attractive yields and 10-year call protection. (Call protection is the length of time during which a security cannot be redeemed by the issuer.)

Investment Strategy

The Fund seeks to provide Arizona investors with the maximum amount of income exempt from Federal and Arizona state income taxes as is consistent with the preservation of capital. The Fund invests primarily in investment-grade municipal securities.

Over the period covered by this report, the Fund continued to focus on high-quality issues and remained broadly diversified across various sectors. As of May 31, 1998, approximately 94% of the Fund's holdings were rated investment grade. (Investment-grade bonds are those rated in one of the four highest ratings categories by any nationally recognized statistical rating organization, or determined by the


--------------------------------------------------------------------------------
2                                            1998 Annual Report to Shareholders
manager to be of equivalent quality.) In addition, 62% of the Fund's portfolio was invested in AAA-rated bonds, the highest rating. At the end of the reporting period, the Fund's average weighted maturity was roughly 19 years.

As of May 31, 1998, the Fund's largest holdings are concentrated in general obligation bonds (23.5%), industrial development bonds (14.2%) and housing bonds (10.6%).

Municipal Bond Market Outlook

Municipal bond issuance in 1997 was the second largest in history and the market's ability to absorb these securities was an indication of the healthy investor appetite for tax-free investments. Insurance companies were among the largest buyers of these bonds, but we believe that more and more individual investors are beginning to recognize the attractive investment opportunities that exist in tax-free municipal bonds. Moreover, a heavy supply of bond issues usually depresses prices which, in turn, provide us with a favorable opportunity to purchase longer-term bonds and enhance the call protection and the relative performance of the funds we manage.

Going forward, we remain positive on the prospects for the municipal bond market. We expect a moderately expanding U.S. economy with the Fed maintaining its vigilance against higher inflationary pressures. Therefore, our outlook for municipal bonds over the next six months remains optimistic.

In closing, thank you for your investment in the Smith Barney Arizona Municipals Fund Inc. We look forward to helping you achieve your investment goals.

Sincerely,

/s/ Heath B. McLendon             /s/ Lawrence T. McDermott


Heath B. McLendon                 Lawrence T. McDermott
Chairman                          Vice President and
                                  Investment Officer


June 23, 1998


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      3

================================================================================
Historical Performance -- Class A Shares
================================================================================
                Net Asset Value
                ---------------
               Beginning    End     Income    Capital Gain              Total
Year Ended      of Year   of Year  Dividends  Distributions  Capital  Returns(1)
================================================================================
5/31/98          $10.21    $10.54   $ 0.52       $ 0.05      $ 0.00      9.00%
--------------------------------------------------------------------------------
5/31/97            9.95     10.21     0.53         0.00        0.00      8.06
--------------------------------------------------------------------------------
5/31/96           10.09      9.95     0.52         0.00        0.00      3.82
--------------------------------------------------------------------------------
5/31/95            9.82     10.09     0.54         0.06        0.00      9.38
--------------------------------------------------------------------------------
5/31/94           10.40      9.82     0.53         0.21        0.00      1.33
--------------------------------------------------------------------------------
5/31/93            9.84     10.40     0.57         0.08        0.02     12.92
--------------------------------------------------------------------------------
5/31/92            9.63      9.84     0.60         0.06        0.04      9.86
--------------------------------------------------------------------------------
5/31/91            9.49      9.63     0.68         0.00        0.00      8.92
--------------------------------------------------------------------------------
5/31/90            9.66      9.49     0.71         0.05        0.00      6.31
--------------------------------------------------------------------------------
5/31/89            9.22      9.66     0.69         0.00        0.00     12.70
================================================================================
Total                                $5.89        $0.51       $0.06
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================
                Net Asset Value
                ---------------
                  Beginning    End     Income   Capital Gain           Total
Year Ended         of Year   of Year  Dividends Distributions Capital Returns(1)
================================================================================
5/31/98             $10.21    $10.54    $0.47       $0.05      $0.00    8.46%
--------------------------------------------------------------------------------
5/31/97               9.95     10.21     0.48        0.00       0.00    7.53
--------------------------------------------------------------------------------
5/31/96              10.09      9.95     0.47        0.00       0.00    3.30
--------------------------------------------------------------------------------
5/31/95               9.82     10.09     0.49        0.06       0.00    8.78
--------------------------------------------------------------------------------
5/31/94              10.40      9.82     0.49        0.21       0.00    0.84
--------------------------------------------------------------------------------
Inception*-5/31/93    9.97     10.40     0.29        0.08       0.01    8.31+
================================================================================
Total                                   $2.69       $0.40      $0.01
================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================
                Net Asset Value
                ---------------
                  Beginning    End     Income   Capital Gain           Total
Year Ended         of Year   of Year  Dividends Distributions Capital Returns(1)
================================================================================
5/31/98             $10.21    $10.53    $0.47       $0.05      $0.00     8.30%
--------------------------------------------------------------------------------
5/31/97               9.95     10.21     0.47        0.00       0.00     7.49
--------------------------------------------------------------------------------
5/31/96              10.09      9.95     0.47        0.00       0.00     3.26
--------------------------------------------------------------------------------
Inception*-5/31/95    9.28     10.09     0.23        0.06       0.00    12.10+
================================================================================
Total                                   $1.64       $0.11      $0.00
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                            1998 Annual Report to Shareholders

================================================================================
Average Annual Total Return
================================================================================
                                                   Without Sales Charge(1)
                                               --------------------------------
                                               Class A     Class B      Class C
================================================================================
Year Ended 5/31/98                              9.00%       8.46%        8.30%
--------------------------------------------------------------------------------
Five Years Ended 5/31/98                        6.27        5.73          N/A
--------------------------------------------------------------------------------
Ten Years Ended 5/31/98                         8.17         N/A          N/A
--------------------------------------------------------------------------------
Inception* through 5/31/98                      7.62        6.65         8.95
================================================================================
                                                     With Sales Charge(2)
                                               --------------------------------
                                               Class A     Class B      Class C
================================================================================
Year Ended 5/31/98                              4.60%       3.96%        7.30%
--------------------------------------------------------------------------------
Five Years Ended 5/31/98                        5.41        5.57          N/A
--------------------------------------------------------------------------------
Ten Years Ended 5/31/98                         7.74         N/A          N/A
--------------------------------------------------------------------------------
Inception* through 5/31/98                      7.23        6.65         8.95
================================================================================

================================================================================
Cumulative Total Return
================================================================================
                                                         Without Sales Charge(1)
================================================================================
Class A (5/31/88 through 5/31/98)                                 119.39%
--------------------------------------------------------------------------------
Class B (Inception* through 5/31/98)                               43.12
--------------------------------------------------------------------------------
Class C (Inception* through 5/31/98)                               34.75
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and C shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      5

================================================================================
Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
                  Smith Barney Arizona Municipals Fund Inc. vs.
                  the Lehman Brothers Municipal Bond Index and
                     Lipper Arizona Municipal Fund Average+
--------------------------------------------------------------------------------
                              May 1988 -- May 1998

   [THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATTER]

               Smith Barney Arizona        Lehamn Brothers Municipal     Lipper Arizona Municipal
                Municpals Fund Inc.               Bond Index                   Fund Average
               --------------------        -------------------------     ------------------------

5/88                  9,604                         10,000                       10,000
5/89                 10,824                         11,151                       11,315
5/90                 11,506                         11,967                       11,990
5/91                 12,533                         13,174                       13,013
5/92                 13,769                         14,468                       14,320
5/93                 15,547                         16,199                       16,115
5/94                 15,753                         16,599                       16,373
5/95                 17,231                         18,112                       17,847
5/96                 17,889                         18,939                       18,479
5/97                 19,331                         20,507                       19,916
5/98                 21,071                         22,432                       21,654

+ Hypothetical illustration of $10,000 invested in Class A shares on May 31, 1988, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 1998. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Lipper Arizona Municipal Fund Average is composed of the Fund's peer group of mutual funds (39 funds as of May 31, 1998). The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

================================================================================
Portfolio Highlights (unaudited)                                    May 31, 1998
================================================================================

Industry Breakdown

    [THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATTER]

                      Hospitals                        10.2%
                      General Obligations              23.5%
                      Education                         8.8%
                      Water & Sewer                     3.1%
                      Utility                          10.6%
                      Housing                          10.6%
                      Industrial Development           14.2%
                      Life Care Systems                 2.7%
                      Miscellaneous                    11.2%
                      Pollution Control                 5.1%


Summary of Investments by Combined Ratings

                                       Standard &               Percentage of
    Moody's           and/or             Poor's               Total Investments
-------------------------------------------------------------------------------
      Aaa                                  AAA                       62.0%
      Aa                                   AA                        16.2
       A                                    A                         9.1
      Baa                                  BBB                        6.6*
       B                                    B                         1.5
     VMIG 1                                A-1                        0.3
      NR                                   NR                         4.3
                                                                    -----
                                                                    100.0%
                                                                    =====

*    2.3% of investments were rated by Fitch Investors Services, Inc.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      7

==========================================================================================
Schedule of Investments                                                       May 31, 1998
==========================================================================================
   FACE
  AMOUNT    RATINGS                SECURITY                                       VALUE
==========================================================================================
Education -- 8.8%
$1,050,000   AAA    Maricopa County School District No. 31,
                      Series A, AMBAC-Insured, 6.100% due 7/1/11                $1,145,812
 1,000,000   AAA    Maricopa County School District No. 40,
                      Glendale School Improvement, AMBAC-Insured,
                      6.300% due 7/1/11                                          1,117,500
 1,000,000   AAA    Maricopa County School District No. 80, FGIC-Insured,
                      (Partially Pre-Refunded -- Escrowed with
                      U.S. government securities to 7/1/06 Call @ 100),
                      5.800% due 7/1/12                                          1,066,250
 1,000,000   AA     Maricopa County Unified High School District No. 210,
                      (Phoenix Project), Series B, 5.375% due 7/1/13             1,038,750
   500,000   AAA    Pinal County School District No. 43,
                      Series A, FGIC-Insured, 5.850% due 7/1/15                    538,750
 1,000,000   AAA    Tempe Unified High School District No. 213,
                      Temporary School Improvement, FGIC-Insured,
                      (Partially Pre-Refunded -- Escrowed with state and
                      local government securities to 7/1/04 Call @ 101),
                      6.000% due 7/1/10                                          1,085,000
------------------------------------------------------------------------------------------
                                                                                 5,992,062
------------------------------------------------------------------------------------------
General Obligation -- 23.5%
   520,000   AAA    Arizona State COP, AMBAC-Insured,
                      6.250% due 9/1/10                                            567,450
   250,000   AAA    Arizona State Municipal Financing Program,
                      COP, Series 20, BIG-Insured, (Escrowed to Maturity
                      with U.S. government securities), 7.625% due 8/1/06          291,562
 1,000,000   AAA    Maricopa County Elementary School District 68,
                      Alhambra, AMBAC-Insured, (Partially Pre-Refunded --
                      Escrowed with U.S. government securities to 7/1/03
                      Call @ 102), 5.625% due 7/1/13                             1,056,250
                    Maricopa County GO:
                      School District No. 8, Osborne Elementary:
 1,000,000   A1*        7.500% due 7/1/09                                        1,260,000
   600,000   AAA        FGIC-Insured, 5.875% due 7/1/14                            650,250
                      School District No. 11, Peoria, MBIA-Insured, (Partially
                        Pre-Refunded -- Escrowed with U.S. government
                        securities to 7/1/01 Call @ 101):
 1,000,000   AAA          6.400% due 7/1/10                                      1,070,000
   500,000   AAA          7.000% due 7/1/10                                        544,375
   650,000   AAA      School District No. 14, (Creighton School Improvement
                        Project 1990), Series C, FGIC-Insured, (Partially
                        Escrowed to Maturity with U.S. government
                        securities), 6.500% due 7/1/08                             756,437

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

==========================================================================================
Schedule of Investments (continued)                                           May 31, 1998
==========================================================================================
   FACE
  AMOUNT    RATINGS                SECURITY                                       VALUE
==========================================================================================
General Obligation -- 23.5% (continued)
$  100,000   AAA       School District No. 98, Fountain Hills, FGIC-Insured,
                        (Partially Pre-Refunded-- Escrowed with
                        U.S. government securities to 7/1/01 Call @ 101),
                        6.625% due 7/1/10                                       $  107,625
 1,000,000   AAA       School District No. 216, FGIC-Insured, (Partially
                        Pre-Refunded -- Escrowed with U.S. government
                        securities to 7/1/00 Call @ 101), 6.700% due 7/1/11      1,061,250
 3,000,000   AAA    Mesa GO, FGIC-Insured, 5.000% due 7/1/18                     2,981,250
 1,400,000   AA+    Phoenix GO, Refunding, Series A, 6.250% due 7/1/17           1,622,250
   200,000   A-1+   Phoenix GO, Series 95-2, 3.950% due 6/1/20(a)                  200,000
 1,000,000   AAA    Pima County GO, Unified School District No. 1, Tucson,
                      FGIC-Insured, 7.500% due 7/1/10                            1,271,250
   300,000   A      Puerto Rico Commonwealth GO, (Partially Pre-Refunded --
                      Escrowed with U.S. government securities to 7/1/98
                      Call @ 102), 8.000% due 7/1/08                               306,891
 5,000,000            A Puerto Rico Commonwealth GO, Capital Appreciation,
                      Public Improvement, zero coupon to yield 4.950% due
                      7/1/18(b) 1,800,000
   500,000   A      Scottsdale Mountain Communication Facilities, GO,
                      District No. 3, Series A, 6.200% due 7/1/17                  523,125
------------------------------------------------------------------------------------------
                                                                                16,069,965
------------------------------------------------------------------------------------------
Hospitals -- 10.2%
 1,500,000   AAA    Maricopa County Hospital District No. 1,
                      AMBAC-Insured, 5.000% due 6/1/21                           1,481,250
                    Maricopa County Hospital Revenue, Sun Health Corp.:
 1,500,000   Baa1*    5.900% due 4/1/09                                          1,576,875
 1,000,000   Baa1*    6.125% due 4/1/18                                          1,062,500
   500,000   AAA    Maricopa County IDA, Series A, Samaritan Health
                      Services, MBIA-Insured, 7.000% due 12/1/16                   627,500
 1,000,000   AAA    Mohave County Authorized Hospital Systems,
                      MBIA-Insured, 5.700% due 9/1/15                            1,061,250
 1,070,000   AAA    Phoenix IDA, Hospital Revenue, John C. Lincoln Hospital,
                      FSA-Insured, 5.400% due 12/1/10                            1,143,562
------------------------------------------------------------------------------------------
                                                                                 6,952,937
------------------------------------------------------------------------------------------
Housing -- 10.6%
 2,500,000   AAA    Maricopa County IDA, Multi-Family Housing Revenue
                      (National Health Facilities II Project), Series A,
                      FSA-Insured, 5.100% due 1/1/33                             2,446,875
                    Phoenix IDA:
   650,000   AAA      Mortgage Revenue, (Chris Ridge Village Project),
                        FHA-Insured, 6.750% due 11/1/12                            689,000
 1,000,000   AA       Multi-Family Housing Revenue, Woodstone &
                        Silver Springs, 6.250% due 4/1/23                        1,060,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      9

==========================================================================================
Schedule of Investments (continued)                                           May 31, 1998
==========================================================================================
   FACE
  AMOUNT    RATINGS                SECURITY                                       VALUE
==========================================================================================
Housing -- 10.6% (continued)
 $ 420,000   AAA      Single-Family Mortgage Revenue,
                        GNMA/FNMA/FHLMC-Collateralized,
                        6.300% due 12/1/12(c)                                    $ 453,075
                    Pima County IDA, Multi-Family Housing Revenue:
   465,000            AA Rancho Mirage Project, 7.050% due 4/1/22(c)               486,506
                      Single-Family Mortgage Revenue, GNMA-Collateralized:
   910,000   AAA        6.750% due 11/1/27(c)                                      980,525
   800,000   AAA        6.250% due 11/1/30(c)                                      854,000
   245,000   AAA    Sierra Vista IDA, Multi-Family Housing,
                      (Steppes Apartment Project), FNMA-Collateralized,
                      7.125% due 12/1/10                                           245,612
------------------------------------------------------------------------------------------
                                                                                 7,215,593
------------------------------------------------------------------------------------------
Industrial Development -- 14.2%
   900,000   AAA    Glendale Municipal Property Corp., IDA,
                      MBIA-Insured, 7.000% due 7/1/09                              938,439
 1,800,000   AAA    Maricopa County IDA, Series A, Multi-Family Housing
                      Revenue, Mortgage Loan, FHA-Insured, 5.900% due 7/1/24     1,867,500
 1,000,000   AA-    Mohave County IDA, (Citizens Utility Project),
                      Series B, 7.050% due 8/1/20(b)                             1,065,000
   750,000          NR Navajo County IDA, IDR, 7.400% due 4/1/26(c)                842,813
                    Pima County IDA, Industrial Revenue Refunding:
   775,000   AAA      FSA-Insured, 7.250% due 7/15/10                              868,969
 1,000,000   B        Tucson Electric Power Co. Project, Series B,
                        6.000% due 9/1/29(b)                                     1,035,000
                    Tempe IDA, Friendship Village Refunding, Series A:
   350,000   NR       6.200% due 12/1/03                                           357,000
   250,000   NR       6.250% due 12/1/04                                           254,688
 1,000,000   AA     Tucson COP, 6.375% due 7/1/09                                1,090,000
 1,275,000   AAA    Tucson Local Development Finance Corp., Lease Revenue,
                      FGIC-Insured, (Partially Pre-Refunded -- Escrowed with
                      U.S. government securities to 7/1/02 Call @ 102),
                      6.250% due 7/1/12                                          1,383,375
------------------------------------------------------------------------------------------
                                                                                 9,702,784
------------------------------------------------------------------------------------------
Life Care Systems -- 2.7%
   421,000   NR     Peoria IDA, (Sierra Winds Life Care Project),
                      6.500% due 11/1/17                                           421,000
 1,375,000   AAA    Phoenix IDA, Christian Care, FHA/MBIA-Insured,
                      6.000% due 7/1/20                                          1,452,344
------------------------------------------------------------------------------------------
                                                                                 1,873,344
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

==========================================================================================
Schedule of Investments (continued)                                           May 31, 1998
==========================================================================================
   FACE
  AMOUNT    RATINGS                SECURITY                                       VALUE
==========================================================================================
Miscellaneous -- 11.2%
$  750,000   Aa*    Arizona Student Loan Revenue Acquisition Authority,
                      Series B, 6.600% due 5/1/10(c)                             $ 814,688
   500,000   AAA    Casa Grande Excise Tax Revenue, FGIC-Insured,
                      6.200% due 4/1/15                                            543,125
 1,250,000   AA+    Phoenix Civic Improvement Corp., (New City Hall Project),
                      5.100% due 7/1/28                                          1,254,688
   400,000   A+     Phoenix Special Assignment, Central Avenue
                      Improvement District, 7.000% due 1/1/06                      406,876
 9,500,000            AAA Puerto Rico Commonwealth Highway & Transportation
                      Authority, Transportation Revenue, Series A,
                      AMBAC-Insured, zero coupon to yield 5.050% due
                      7/1/17                                                     3,705,000
                    Sierra Vista Municipal Property Corp., AMBAC-Insured:
   355,000   AAA      6.000% due 1/1/11                                            386,950
   500,000   AAA      6.150% due 1/1/15                                            543,125
------------------------------------------------------------------------------------------
                                                                                 7,654,452
------------------------------------------------------------------------------------------
Pollution Control -- 5.1%
                    Coconino County Pollution Control Corp.,
                      Revenue Refunding:
 1,000,000   A-         Arizona Public Service Co., Series A,
                          5.875% due 8/15/28                                     1,033,750
                        Nevada Power Co:
   500,000   BBB++        Series E, 5.350% due 10/1/22                             497,500
 1,000,000   BBB++        6.375% due 10/1/36(c)                                  1,082,500
   850,000   A-     Navajo County PCR, Arizona Public Service Co.,
                      Series A, 5.875% due 8/15/28                                 878,688
------------------------------------------------------------------------------------------
                                                                                 3,492,438
------------------------------------------------------------------------------------------
Utility -- 10.6%
 1,000,000   AAA    Maricopa County, IDA, Water System Revenue,
                      Chaparral Water Co., Series A, AMBAC-Insured,
                      5.400% due 12/1/22(c)                                      1,021,250
                    Phoenix Civic Improvement Corp.,
                      Water Systems Revenue:
 1,500,000   AA-        6.000% due 7/1/19                                        1,666,875
 3,350,000   AAA        FGIC-Insured, 5.000% due 7/1/19                          3,308,125
   250,000   BBB    Prescott Valley Improvement District,
                      Sewer Collection System, Roadway Repair,
                      7.900% due 1/1/12                                            281,250
 1,000,000   AA     Salt River Agricultural Project, Series A,
                      5.000% due 1/1/20                                            996,250
------------------------------------------------------------------------------------------
                                                                                 7,273,750
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     11

==========================================================================================
Schedule of Investments (continued)                                           May 31, 1998
==========================================================================================
   FACE
  AMOUNT    RATINGS                SECURITY                                       VALUE
==========================================================================================
Water & Sewer -- 3.1%
$1,000,000   AAA    Chandler Water & Sewer Revenue Refunding,
                      FGIC-Insured, 6.250% due 7/1/13                         $  1,082,500
 1,000,000   NR     Gilbert Wastewater Systems Revenue,
                      6.875% due 4/1/16                                          1,046,250
------------------------------------------------------------------------------------------
                                                                                 2,128,750
------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost-- $64,866,247**)                                             $68,356,075
==========================================================================================

(a) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(b)  Security segregated by Custodian for open market purchase commitment.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 13 and 14 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

================================================================================
Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's") and those which are identified by a double dagger (++) are rated by Fitch Investor Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.


AAA    --Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A      --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB     --Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B      --Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     --Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A      --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A      --Bonds which are rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     13

================================================================================
Bond Ratings (continued)
================================================================================

BBB    --Bonds which are rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR     --Indicates that the bond is not rated by Standard & Poor's, Moody's or
         Fitch.

================================================================================
Short-Term Security Ratings
================================================================================

SP-1   --Standard & Poor's highest rating indicating very strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 --Moody's highest rating for issues having a demand feature -- VRDO.

P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions
================================================================================

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Idemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance
CHFCLI -- California Health Facility
          Construction Loan Insurance
CONNIE
 LEE   -- College Construction Loan
          Insurance Association
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development
          Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters Company
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors
          Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
PSF    -- Permanent School Fund
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
SYCC   -- Structured Yield Curve Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax-Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation
          Notes
VA     -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday
          Demand


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                                 May 31, 1998
================================================================================

ASSETS:
   Investments, at value (Cost-- $64,866,247)                       $68,356,075
   Cash                                                                  83,423
   Interest receivable                                                1,154,325
   Receivable for Fund shares sold                                      694,576
   Receivable for securities sold                                         5,000
-------------------------------------------------------------------------------
   Total Assets                                                      70,293,399
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   3,311,196
   Dividends payable                                                    112,018
   Investment advisory fees payable                                      16,420
   Administration fees payable                                           10,946
   Distribution fees payable                                              4,034
   Accrued expenses                                                      60,060
-------------------------------------------------------------------------------
   Total Liabilities                                                  3,514,674
--------------------------------------------------------------------------------
Total Net Assets                                                    $66,778,725
===============================================================================
NET ASSETS:
   Par value of capital shares                                      $      6,336
   Capital paid in excess of par value                               62,911,736
   Overdistributed net investment income                                (67,159)
   Accumulated net realized gain from security transactions             437,984
   Net unrealized appreciation of investments                         3,489,828
--------------------------------------------------------------------------------
Total Net Assets                                                    $66,778,725
===============================================================================
Shares Outstanding:
   Class A                                                            4,381,270
   ----------------------------------------------------------------------------
   Class B                                                            1,871,755
   ----------------------------------------------------------------------------
   Class C                                                               83,099
   ----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $10.54
   ----------------------------------------------------------------------------
   Class B*                                                              $10.54
   ----------------------------------------------------------------------------
   Class C**                                                             $10.53
   ----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.17% of net asset value per share)             $10.98
===============================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     15

================================================================================
Statement of Operations                          For the Year Ended May 31, 1998
================================================================================

INVESTMENT INCOME:
   Interest                                                           $3,547,190
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 4)                                            196,737
   Investment advisory fees (Note 4)                                     185,780
   Administration fees (Note 4)                                          123,853
   Audit and legal                                                        32,061
   Shareholder communications                                             26,949
   Shareholder and system servicing fees                                  26,837
   Registration fees                                                      16,657
   Directors' fees                                                        13,604
   Pricing service fees                                                   10,723
   Custody                                                                 3,672
   Other1,635
--------------------------------------------------------------------------------
   Total Expenses                                                        638,508
--------------------------------------------------------------------------------
Net Investment Income                                                  2,908,682
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 5):
   Realized Gain From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                             26,378,516
      Cost of securities sold                                         25,626,342
--------------------------------------------------------------------------------
   Net Realized Gain                                                     752,174
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                                1,992,317
      End of year                                                      3,489,828
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                             1,497,511
--------------------------------------------------------------------------------
Net Gain on Investments                                                2,249,685
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $5,158,367
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                  For the Years Ended May 31,
================================================================================

                                                       1998             1997
===============================================================================
OPERATIONS:
   Net investment income                           $ 2,908,682      $ 3,057,413
   Net realized gain                                   752,174          410,175
   Increase in net unrealized appreciation           1,497,511        1,201,096
-------------------------------------------------------------------------------
   Increase in Net Assets From Operations            5,158,367        4,668,684
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
   Net investment income                            (3,022,096)      (3,056,999)
   Net realized gains                                 (268,132)              --
-------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                 (3,290,228)      (3,056,999)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                 13,482,281        4,666,382
   Net asset value of shares issued for
      reinvestment of dividends                      1,888,919        1,730,984
   Cost of shares reacquired                        (8,472,997)     (13,836,654)
-------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
      Fund Share Transactions                        6,898,203       (7,439,288)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    8,766,342       (5,827,603)
NET ASSETS:
   Beginning of year                                58,012,383       63,839,986
-------------------------------------------------------------------------------
   End of year*                                    $66,778,725      $58,012,383
===============================================================================
* Includes undistributed (overdistributed)
      net investment income of:                       $(67,159)         $46,255
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     17

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

Smith Barney Arizona Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Fund Concentration

Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

3.   Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

4. Investment Advisory Agreement, Administration Agreement And Affiliated Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.30% of average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of the Fund's shares. For the year ended May 31, 1998, SB received sales charges of approximately $120,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within one year from initial purchase. For the year ended May 31, 1998, CDSCs paid to SB for Class B shares were approximately $35,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class. For the year ended May 31, 1998, total Distribution Plan fees were:

                                    Class A            Class B           Class C
================================================================================
Distribution Plan Fees              $61,866           $128,784           $6,087
================================================================================


All officers and one Director of the Fund are employees of SB.

5.   Investments

During the year ended May 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $35,879,380
--------------------------------------------------------------------------------
Sales                                                                 26,378,516
================================================================================


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     19

================================================================================
Notes to Financial Statements (continued)
================================================================================

At May 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $3,624,675
Gross unrealized depreciation                                         (134,847)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $3,489,828
================================================================================

6.   Capital Shares

At May 31, 1998, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, specifically related to the distribution of its shares.

At May 31, 1998, total paid-in capital amounted to the following for each class:

                                  Class A             Class B           Class C
================================================================================
Total Paid-in Capital           $42,653,107         $19,433,025        $831,940
================================================================================


Transactions in shares of each class were as follows:

                                           Year Ended                      Year Ended
                                          May 31, 1998                    May 31, 1997
                                   -------------------------       -------------------------
                                     Shares        Amount            Shares        Amount
============================================================================================
Class A
Shares sold                          989,126    $ 10,375,485         268,503    $  2,733,912
Shares issued on reinvestment        124,423       1,301,820         116,288       1,179,656
Shares redeemed                     (384,350)     (4,020,356)       (843,890)     (8,560,723)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)              729,199    $  7,656,949        (459,099)   $ (4,647,155)
============================================================================================
Class B
Shares sold                          280,136    $  2,930,544         167,834    $  1,703,600
Shares issued on reinvestment         52,631         550,361          51,651         523,844
Shares redeemed                     (408,288)     (4,266,089)       (519,844)     (5,271,747)
--------------------------------------------------------------------------------------------
Net Decrease                         (75,521)   $   (785,184)       (300,359)   $ (3,044,303)
============================================================================================
Class C
Shares sold                           16,759    $    176,252          22,633    $    228,870
Shares issued on reinvestment          3,514          36,738           2,709          27,484
Shares redeemed                      (17,801)       (186,552)           (411)         (4,184)
--------------------------------------------------------------------------------------------
Net Increase                           2,472    $     26,438          24,931    $    252,170
============================================================================================


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7.   Subsequent Event

The Board of Directors of the Fund approved the renaming of Class C shares to Class L which became effective on June 12, 1998. In addition, effective June 15, 1998 Class L shares were to be sold at net asset value per share plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC if redemptions occur within one year from initial purchase. Until June 25, 1999, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% front-end sales charge.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     21

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                                       1998           1997           1996           1995          1994(1)
======================================================================================================================
Net Asset Value, Beginning of Year                  $10.21          $9.95         $10.09          $9.82         $10.40
----------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)                           0.50           0.53           0.53           0.54           0.54
  Net realized and unrealized gain (loss)             0.40           0.26          (0.15)          0.33          (0.38)
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                          0.90           0.79           0.38           0.87           0.16
Less Distributions From:
  Net investment income                              (0.52)         (0.53)         (0.52)         (0.54)         (0.53)
  Net realized gains                                 (0.05)            --             --          (0.06)         (0.21)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.57)         (0.53)         (0.52)         (0.60)         (0.74)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $10.54         $10.21          $9.95         $10.09          $9.82
----------------------------------------------------------------------------------------------------------------------
Total Return                                          9.00%          8.06%          3.82%          9.38%          1.33%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $46,183        $37,304        $40,917        $43,222        $44,552
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                                        0.85%          0.88%          0.82%          0.82%          0.83%
  Net investment income                               4.87           5.17           5.20           5.37           5.24
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 42%            27%            22%            21%            49%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) The investment adviser has waived all or part of its fees for the three years ended May 31, 1996. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

              Per Share Decreases                 Expense Ratios
           to Net Investment Income             Without Fee Waiver
          --------------------------        --------------------------
          1996       1995       1994        1996       1995       1994
          ----       ----       ----        ----       ----       ----
          $0.02      $0.04      $0.02       0.99%      1.01%      1.05%


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class B Shares                                       1998           1997           1996           1995          1994(1)
======================================================================================================================
Net Asset Value, Beginning of Year                  $10.21          $9.95         $10.09          $9.82         $10.40
----------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)                           0.45           0.48           0.48           0.49           0.49
  Net realized and unrealized gain (loss)             0.40           0.26          (0.15)          0.33          (0.37)
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                          0.85           0.74           0.33           0.82           0.12
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.47)         (0.48)         (0.47)         (0.49)         (0.49)
  Net realized gains                                 (0.05)            --             --          (0.06)         (0.21)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.52)         (0.48)         (0.47)         (0.55)         (0.70)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $10.54         $10.21          $9.95         $10.09          $9.82
----------------------------------------------------------------------------------------------------------------------
Total Return                                          8.46%          7.53%          3.30%          8.78%          0.84%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $19,721        $19,886        $22,369        $22,838        $19,306
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                                        1.38%          1.39%          1.33%          1.33%          1.35%
  Net investment income                               4.35           4.66           4.69           4.85           4.73
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 42%            27%            22%            21%            49%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) The investment adviser has waived all or part of its fees for the three years ended May 31, 1996. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

             Per Share Decreases                 Expense Ratios
          to Net Investment Income             Without Fee Waiver
         --------------------------        --------------------------
         1996       1995       1994        1996       1995       1994
         ----       ----       ----        ----       ----       ----
         $0.02      $0.03      $0.02       1.50%      1.52%      1.57%


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     23

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class C Shares                                  1998         1997         1996        1995(1)
============================================================================================
Net Asset Value, Beginning of Year             $10.21        $9.95       $10.09        $9.28
--------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income (2)                     0.45         0.47         0.48         0.24
   Net realized and unrealized gain (loss)       0.39         0.26        (0.15)        0.86
--------------------------------------------------------------------------------------------
Total Income From Operations                     0.84         0.73         0.33         1.10
--------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.47)       (0.47)       (0.47)       (0.23)
   Net realized gains                           (0.05)          --           --        (0.06)
--------------------------------------------------------------------------------------------
Total Distributions                             (0.52)       (0.47)       (0.47)       (0.29)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $10.53       $10.21        $9.95       $10.09
--------------------------------------------------------------------------------------------
Total Return                                     8.30%        7.49%        3.26%       12.10%++
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $875         $822         $554         $386
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses (2)                                  1.42%        1.42%        1.39%        1.38%+
   Net investment income                         4.30         4.63         4.63         4.81+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            42%          27%          22%          21%
============================================================================================

(1)  For the period from December 8, 1994 (inception date) to May 31, 1995.

(2) The investment adviser has waived all or part of its fees for the year ended May 31, 1996 and the period ended May 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

             Per Share Decreases                   Expense Ratios
          to Net Investment Income               Without Fee Waiver
          ------------------------             ---------------------
           1996              1995              1996             1995
           ----              ----              ----             ----
           $0.02             $0.01             1.56%           1.56%+

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Board of Directors and Shareholders
Smith Barney Arizona Municipals Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Arizona Municipals Fund Inc. as of May 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended May 31, 1994 were audited by other auditors whose report thereon, dated July 13, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Arizona Municipals Fund Inc. as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.



                                   /s/ KPMG Peat Marwick LLP


July 15, 1998
New York, New York


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     25

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 1998:

     -- 100.00% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

     -- The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

          o Total long-term capital gain distributions paid of $268,132, which are considered "20 percent rate gains."


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On March 9, 1998 a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                              Shares Voted         Percentage         Shares Voted         Percentage
Name of Directors                  For            Shares Voted           Against          Shares Voted
======================================================================================================
Herbert Barg                  3,137,954.340          97.645%           75,695.549             2.355%
Alfred J. Bianchetti          3,137,954.340          97.645            75,695.549             2.355
Martin Brody                  3,137,954.340          97.645            75,695.549             2.355
Dwight B. Crane               3,144,212.819          97.839            69,437.070             2.161
Burt N. Dorsett               3,144,212.819          97.839            69,437.070             2.161
Elliot S. Jaffe               3,137,954.340          97.645            75,695.549             2.355
Stephen E. Kaufman            3,144,212.819          97.839            69,437.070             2.161
Joseph J. McCann              3,144,212.819          97.839            69,437.070             2.161
Heath B. McLendon             3,144,212.819          97.839            69,437.070             2.161
Cornelius C. Rose, Jr.        3,144,212.819          97.839            69,437.070             2.161
======================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
 "M" Issuance of Senior Securities                                     Approved
--------------------------------------------------------------------------------
 "M" Lending by the Fund                                               Approved
--------------------------------------------------------------------------------
 "M" Real Estate                                                       Approved
--------------------------------------------------------------------------------
 "R" Margin and the Short Sales of Securities                          Approved
--------------------------------------------------------------------------------
 "M" Diversification                                                   Approved
--------------------------------------------------------------------------------
 "M" Borrowing                                                         Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

                       Percentage                          Percentage                          Percentage
    Shares Voted        of Shares       Shares Voted        of Shares          Shares           of Shares
         For              Voted            Against            Voted          Abstaining         Abstained
=========================================================================================================
    2,885,139.079        90.373%         85,997.245          2.694%          221,337.565         6.933%
=========================================================================================================


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     27

                      [This page intentionally left blank]

Smith Barney
Arizona                                                  SMITHBARNEY
Municipals                                               -----------
Fund Inc.                           A Member of TravelersGroup[LOGO]


Directors
                                    Investment Adviser
Herbert Barg                        and Administrator
Alfred J. Bianchetti                Mutual Management Corp.
Martin Brody
Dwight B. Crane
Burt N. Dorsett                     Distributor
Elliot S. Jaffe                     Smith Barney Inc.
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman         Custodian
Cornelius C. Rose, Jr.              PNC Bank, N.A.

James J. Crisona, Emeritus
                                    Transfer Agent
                                    First Data Investor Services Group, Inc.
Officers                            P.O. Box 9134
                                    Boston, MA 02205-9134
Heath B. McLendon
President and
Chief Executive Officer
                                    This report is submitted for the general
Lewis E. Daidone                    information of the shareholders of Smith
Senior Vice President               Barney Arizona Municipals Fund Inc.
and Treasurer                       It is not authorized for distribution to
                                    prospective investors unless accompanied
Lawrence T. McDermott               or preceded by a current Prospectus for the
Vice President and                  Fund, which contains information
Investment Officer                  concerning the Fund's investment policies
                                    and expenses as well as other pertinent
Thomas M. Reynolds                  information.
Controller

Christina T. Sydor
Secretary                           Smith Barney Arizona
                                    Municipals Fund Inc.
                                    388 Greenwich Street
                                    New York, New York 10013


                                    www.smithbarney.com



                                    FD2223 7/98